                                                                   EXHIBIT 10.40


                           COMMERCIAL LEASE AGREEMENT

THE STATE OF TEXAS   (S)
                                              (S) KNOW ALL MEN BY THESE PRESENTS
COUNTY OF HARRIS     (S)

     In consideration of the rent hereinafter stipulated and agreed to be paid by Tenant to Landlord, and of the terms, covenants, and conditions herein contained and on the part of the Tenant to be kept, observed and performed, the Landlord has LEASED, LET AND DEMISED, and by these presents does hereby LEASE, LET AND DEMISE unto the Tenant the following described premises for the period of time, subject to and upon the terms, covenants and conditions herein set forth, to-wit:

                                       1.
                                       --

                                  BASIC TERMS
                                  -----------

1.01.    Date of Lease:        February 9, 1998
         --------------
1.02.    Landlord:             IVEST, INC.
         ---------
         Address of Landlord:  P.O.  Box 691784
                               Houston, Texas  77269-1784

1.03.    Tenant:               HIGGINBOTHAM AUDIO/VISUAL SOLUTIONS
         -------
         Address of Tenant:    2126 Vanco Drive
         ------------------    Irving, Texas 77561

1.04.    Manager:              GUARDIAN MANAGEMENT CO.
         --------
         Address of Manager:   P.0.  Box 691784
         -------------------   Houston, Texas 77269-1784

1.05.    Commencement Date:    March 1, 1998
         ------------------


     In the event the Leased Premises are not ready for occupancy by Tenant on the Commencement Date, because Tenant's leasehold improvements are not substantially complete, or, for any other reason, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect, but if the Leased Premises are not ready for occupancy for reasons other than (a) any delay in the completion of Tenant's Plans (as hereinafter defined) beyond March 1, 1998, due to Tenants failure to work and cooperate with Landlord in connection therewith, or (b) any delay in the installation of Tenant's leasehold improvements due to any change in or addition to the work called for by Tenants Plans as ordered by Tenant, then the Base Rental provide in Section 1.12 (a) hereof, shall abate and not commence until the date the leasehold improvements to the leased Premises are substantially complete; such abatement of Base Rental shall constitute full settlement of all claims that Tenant may otherwise have against Landlord by reason of the Leased Premises not being ready for occupancy by Tenant on the Commencement Date, the Term shall be extended by the period of time which elapses between the Commencement Date and the date that the Leased Premises are ready for occupancy by Tenant and the parties agree to execute an agreement between them confirming any such extension of the Term.


1.06.    Expiration Date:  August 31, 1999
         ---------------

1.07.    Leased Premises:  The subject of this Lease Agreement is a portion
         ---------------
of the commercial warehouse(s) located in Harris County, Texas, on real estate which is legally defined in Exhibit "A" and attached hereto and incorporated herein by reference. This entire tract described in Exhibit "A", together with improvements (hereinafter referred to as the "Development Complex") and such leased portion being approximately 1,685 square feet of such warehouse space is more commonly referred to as 8825 Solon Road, Suite E8, Houston, Texas, 77064 (hereinafter referred to as the "Leased Premises" and/or "Premises"), and is more particularly described and attached hereto as Exhibit "A-1" and incorporated herein by reference.

1.08.    Lease Term:  Subject to and upon the terms and conditions set
         ----------
forth herein, or in any exhibit hereto, this Lease shall continue in full force and effect for a term of 18 months (hereinafter referred to as the "Term").

1.09.    Permitted Use:  Office and warehouse for Higginbotham Audio/Visual
         -------------
Solutions and for no other purpose.

1.10.    Tenant's Guarantor:  The Guarantor of Tenant's obligations under
         ------------------
this Lease is Higginbotham Audio/Visual Solutions, and such Guarantors obligations are governed by that certain Guaranty, attached hereto as Page 20 of the lease.

1.11.    Initial Security Deposit:  Landlord hereby acknowledges that a
         ------------------------
security deposit in the amount of $575.00 was received by Guardian Management Co. of Houston in accordance with the Lease Agreement entered into on ____________________ 1998.

1.12.    Rent and Other Charges Payable by Tenant:  Tenant covenants and
         ----------------------------------------
agrees to pay to Landlord as rent and common area maintenance (CAM) for the Leased Premises, a monthly payment in the amount of $575.00.

         (a) BASE RENT: $558.15 per month as provided in Section 2 below. The prorated rent from date of entry on February , 1998, is ______________.

         (b) OTHER PERIODIC PAYMENTS: When and as billed by Landlord;
(i) Real Property Taxes above the "Base Real Property Taxes"; (ii) Utilities;
(iii) Increased Insurance Premiums above "Base Premiums"; (iv) Common Area Charge of $16.85 per month; (v) Maintenance, Repairs and Alterations.

1.13.    Service Charges:
         ---------------

         (a) Late Payment Charge: An amount equal to the greater of $50.00 or ten percent (10%) of any installment of Base Rent and other charges past due for more than five days.

         (b) Returned Checks: $50.00 for each returned check.

1.14.    Parking Spaces:  Allocated to Tenant: Only those spaces located
         --------------
in front of tenant's Unit.

1.15.    Costs and Charges Payable by Landlord:
         -------------------------------------

         (a)  Base Real Property Taxes; and

         (b)  Base Insurance Premiums.

                                       2.
                                       --

                                      RENT
                                      ----

     Tenant, in consideration for this Lease, agrees to pay to landlord the Base Rent in monthly installments in the amount stated in Section 1.12(a) above, payable at Landlord's address herein provided in legal tender of the United States of America, without notice, demand, counterclaim, set-off or abatement in advance on the first day of each calendar month throughout the Lease Term. The first such monthly installment shall be due and payable on the date of execution of this Lease by Tenant and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the Lease Term. The term "rent" shall mean any sum required to be paid by Tenant to Landlord under this Lease including without limitation, the specified minimum monthly rent, additional rent, adjustments to rent, fixed rent increases, impounds, or reimbursements to Landlord relating to taxes, insurance and/or common area maintenance costs, if any, attorney's fees, interest or any past due amounts, late fees (regardless of how such are designated) and any sums due to Landlord. If any part of the rent remains due and payable for a term of five (5) days after the first of each calendar month, Landlord shall have the option of declaring the balance of the entire rent for the full rental term of this Lease Agreement to be immediately due and payable.

                                       3.
                                       --

                                SECURITY DEPOSIT
                                ----------------

     Tenant shall deposit with Landlord upon execution of the Lease Agreement hereof, a security deposit in the amount set forth in Section 1.11 above, for full and timely performance by Tenant of all respective obligations, covenants and conditions of Tenant as specified under this Lease Agreement. If Tenant defaults in the performance of its obligations, covenants and conditions under the Lease Agreement, Landlord may use the security deposit, or any portion of it, to cure default or to compensate Landlord for all damage sustained by Landlord resulting from

Tenant's default. If any portion of the security deposit is so used, Tenant shall deposit cash with landlord in an amount sufficient to restore the security deposit to the full amount within five (5) days after Landlord has demanded such replenishment. At least ninety (90) days written notice of intent to vacate must be given to Landlord prior to move-out at the end of the above lease term or extension period. If Tenant is not in default at the expiration or termination of this Lease Agreement, Landlord shall return the security deposit to Tenant within thirty (30) days after expiration or termination of this Lease Agreement subject to the conditions that Tenant has surrendered possession of the Premises to Landlord free of any subtenants or other persons claiming possession or right to occupy the Premises and Tenant has performed all of its obligations under this Lease Agreement. Landlord will commingle the security deposit with Landlord's general and other funds and shall not be required to pay interest on the security deposit. No trust relationship is created herein between Landlord and Tenant with respect to the security deposit The use of the security deposit by Landlord in the manner stated above shall not limit or restrict Landlord from exercising any other rights or remedies provided to Landlord under this Lease Agreement or under law or in equity if Tenant defaults. If Landlord sells or otherwise transfers the premises or any interest in this Lease, Landlord may assign the security deposit to the purchaser or other transferee thereof and Landlord shall no longer be liable to Tenant and Tenant shall look solely to such purchaser or other transferee for the return of the security deposit. Tenant shall not assign or encumber its contingent rights to the return of the security deposit.

                                       4.
                                       --

                        COMMON AREA AND OCCUPANCY COSTS
                        -------------------------------

     The term "common areas" means the parking areas, roadways, pedestrian sidewalks, driveways, sidewalks, mail, whether open or closed, delivery areas, trash removal areas, landscaped areas, security areas, public washrooms, and all other areas or improvements that may be provided by landlord for the common use of the tenants in the Development Complex.

     Landlord reserves the following rights with respect to the common areas:

     (a) To establish reasonable rules and regulations for the use of the common areas (including without limitation the delivery of goods and the disposal of trash);

     (b) To use or permit the use of such common areas by others to whom landlord may grant or may have granted such rights in such manner as Landlord may from time to time designate;

     (c) To close all or any portion of the common areas to make repairs or changes, to prevent a dedication of the common areas or the accrual of any rights to any person or the public, or to discourage noncustomer use or parking;

     (d) To construct additional buildings in the common areas and to change the layout of such common areas, including the right to add to or subtract from their shape and size, whether by the addition of building improvements or otherwise;

     (e) To enter into operating agreements with respect to the common areas;
and

     (f) To do such other acts in and to the common areas as in Landlord's judgment may be desirable.

     Landlord grants Tenant and Tenant's customers and invitees the non-exclusive right to use the common areas, in common with others to whom the Landlord has granted or will grant a similar right.

     Tenant will pay Landlord as a common area charge Tenant's proportionate share of all costs paid or incurred by Landlord in operating and maintaining the common areas, including without limitation: cleaning, window washing, landscaping, lighting, heating, air conditioning, maintaining, painting, repairing, and replacing (except to the extent proceeds of insurance or condemnation awards are available) the enclosed malls and other enclosed common areas; maintaining, repairing, replacing cleaning, lighting, removing snow and ice from, painting, and landscaping all vehicle parking areas and other outdoor common areas, including any shopping center pylon and sign; providing security; seasonal holiday decorations; removing trash from the common areas; providing public liability, property damage, fire, and extended coverage and such other insurance as Landlord deems appropriate; total compensation and benefits (including premiums for workmen's compensation and other insurance) paid to or on behalf of employees; personal property taxes; supplies; fire protection and fire hydrant charges; steam, water, and sewer charges; gas, electricity, and telephone utility charges; licenses and permit fees; supplying music to the common areas; and rent paid for leasing equipment used in operating and maintaining the common areas; cost not to exceed $16.85 per month for the term of the lease.

     Tenant's common area charge will be determined by multiplying the total cost incurred by Landlord by a fraction, the numerator of which is the number of square feet of floor area within the premises and the denominator of which is the total number of square feet of floor area leased within all the buildings in the Development Complex in the amount set forth in Section 1.12 (b)(iv) of this lease.

                                       5.
                                       --

                                     TAXES
                                     -----

     Landlord shall pay the "Base Real Property Taxes" on the Premises during the lease term. Tenant shall reimburse Landlord Tenant's proportionate share of the amount of increases in taxes for the Premises in the manner as specified for any calendar year during the Lease term if the taxes are greater than the amount of taxes for the Base Year. Base Real Property Taxes are real property taxes applicable to the Premises as shown on the tax bill for the most recent tax fiscal year ending the year of the execution of this lease. Tenant shall pay the costs of taxes to Landlord as further rent for the use and occupancy of the Premises at the times, to the extent and in the manner as specified in Section 1.12
(b)(1). Tenant's proportionate share of increases in taxes equals the ratio which the area of the Premises bears to total area of the building(s) located Within the complex and/or project which are included in the same tax parcel within which the Premises is located for which tax parcel a separate assessment is made and tax bill is issued by the applicable taxing authority. All determinations of "Tenant's proportionate share" as used herein shall be made by Landlord and shall be conclusive and binding on the parties hereto.

     As defined herein, "taxes" shall mean any form of tax, assessment, excise, license fee, sales tax, use tax, business tax, rental tax, ad valorem (real or personal property) tax, improvement bond, levy, lien, charge or penalty (Whether general, special, ordinary or extraordinary, foreseen or unforeseen) imposed or assessed by any authority having the direct or indirect power to tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage, sewage, irrigation or other improvement or other appraisal, utility special or similar district) against or in respect of or which may be or become a lien or charge upon (a) any legal or equitable interest of Landlord in the Leased Premises or in the real property of which the Leased Premises is a part, or (b) Landlord's rights to or receipt of rent or other income from the Leased Premises or by Landlord's business of leasing the Leased Premises, the parking facilities, or other appurtenances or facility located on or within the Premises. "Taxes" shall also mean any tax imposed in substitution, partially or totally, of or for any tax previously included in the definition of taxes herein above stated. "Taxes" shall also mean any tax imposed or added to real property taxes as a result of reassessment upon a transfer or lease of all or part of Landlord's interest in the Premises or the real property of which the Premises is a part. Landlord and Tenant intend that all taxes of any kind or character now existing or subsequently enacted relating to or concerning the Premises or any part thereof, including without limitation, a reassessment of the value thereof, the lease of the Premises by Tenant shall be included with the term "taxes". "Taxes shall not include Landlord's personal income, franchise, inheritance or estate taxes.

                                       6.
                                       --

                               PROPERTY INSURANCE
                               ------------------

     At all times during the Lease Term, Tenant shall maintain in full force and effect his own insurance coverage on any of its property that may be located on the demised premises, and it is further agreed that LANDLORD SHALL IN NO WAY BE LIABLE FOR DAMAGE TO TENANT'S PERSONAL PROPERTY, ALTERATIONS OR IMPROVEMENTS WHATSOEVER, BY REASON OR LOSS DAMAGES BY ANY CAUSE WHATSOEVER OR ANY CONSEQUENTIAL DAMAGES SUFFERED BY TENANT. Tenant's property shall not be covered by any insurance maintained by Landlord.

                                       7.
                                       --

                              LIABILITY INSURANCE
                              -------------------

     At all times during the Lease Term, Tenant shall maintain in full force and effect comprehensive liability insurance as may be generally available from insurance companies of that type, in the form as approved by Landlord insuring Landlord and Tenant against any liability arising out of the use, occupancy, or maintenance of the Premises or other areas appurtenant thereto in a amount of not less than $1,000,000.00 with such policy showing Landlord and GUARDIAN MANAGEMENT CO. as additional insureds. The term of such insurance policy may be for such period as shall be designated by Tenant provided, however, that within thirty (30) days prior to the expiration of such policy, Tenant shall procure another policy of said insurance so that, throughout the entire Lease Term Landlord and Landlord's managing agent shall always be additional insureds under policies with insurance coverage of that so specified. The policy limits shall never be decreased, but shall be reasonably increased in accordance with increases, if any, necessary to maintain policy limits from time to time customary and usual for premises of the similar type, size and use as the Premises in the city and county where the Premises is located. Increases in the policy limits shall not be required more frequently than once a year. Tenant's Property shall not be covered by any insurance maintained by Landlord.

     Each party hereby releases the other for any liability or damages incurred to the extent such liability or damage is covered by insurance procured by such releasing party. Each party shall have included within any insurance maintained by such party, a waiver of subrogation rights as to such other party as well as to GUARDIAN MANAGEMENT CO.

                                       8.
                                       --

                                   UTILITIES
                                   ---------

     Tenant shall make all arrangements and pay for all utilities and services furnished to or used by it, including, without limitation, gas, electricity, water, telephone service, sewage service, pest control, cleaning, trash collection for all connection charges, initial deposits or other fees therefor. Landlord shall have the option of requiring Tenant to install its own meter(s), at Tenant's expense. Otherwise, Tenant shall pay its pro rata share of utilities or services which are jointly metered or furnished based upon the square footage of the building(s) within the Development Complex being serviced as solely determined by Landlord. Landlord shall not be liable or responsible for damages or losses incurred by Tenant for the failure of Landlord to furnish any service or utility to the Tenant or otherwise for any failure or interruption of any utility services and Tenant shall not be entitled to terminate this Lease Agreement or abate any portion of the rent due under the Lease as a result of such failure or interruption, as long as Landlord does not maliciously or in bad faith cause such interruption of services. Furthermore, at the termination of this Lease Agreement, Tenant shall be responsible for the closing out of Tenant's accounts with the various utility companies for the services supplied to the Premises, and shall be solely responsible for the payment of said accounts. Upon vacating the Premises,

Tenant shall leave the electrical, water and sewage equipment in place and intact. Tenant will also procure, or cause to be procured, without cost to Landlord, any and all necessary permits, licenses, or other authorizations required for the lawful and proper installation and maintenance upon Premises of wired, pipes, conduits, tubes, and other equipment and appliances for use in supplying an such service to and upon the Premises. Landlord, upon request of Tenant, and at the sole expense and liability of Tenant, will join with Tenant in any application required for obtaining or continuing any such services. Any improvements and additions to the electrical and/or plumbing services to the Premises made during the Lease, whether by Tenant or anyone else, shall become part of the Premises and remain with the Premises upon Tenant vacating the Premises.

                                       9.
                                       --

                                USE OF PREMISES
                                ---------------

     Tenant shall use the Premises only in a lawful manner in which does not constitute nuisance or disturbance to any other tenants of Landlord in their occupancy or use of their lease spaces. The taking of possession of the Leased Premises by Tenant shall conclusively establish that the Leased Premises were, at such time, in satisfactory condition and free from defect. Tenant shall not commit, or permit to be committed, any waste upon the Leased Premises, or any other act in violation of public policy. Further, Tenant shall not commit, or suffer to be committed, anything which would subject Landlord to responsibility or liability for injury or damage to any person or property or which would invalidate or increase the cost of any insurance coverage described in this Lease Agreement. Tenant shall comply with all rules, regulations, orders requirements of Landlord's then current insurance carrier(s) with respect to the use of the Leased Premises, and for maintaining reasonable insurance coverage of the types specified in this Lease. Tenant shall not do or permit anything to be done in, or about the Leased Premises or the Development Complex which will in any way, obstruct or interfere with the rights of other tenants or occupants of the complex and/or project, or injury, or annoy them, or use or allow the Leased Premises to be used for any improper, immoral, unlawful or objectionable purpose.

     Tenant agrees to comply with all rules and regulations that Landlord may adopt from time to time for the operation, protection, and welfare of the Development Complex, its occupants and visitors. The present rules and regulations are as Exhibit "B". Any future rules and regulations shall become a part of this Lease Agreement upon delivery of a copy to Tenant in accordance with notice provisions of this Lease Agreement. Landlord will not be responsible to Tenant for the nonperformance of any such rules and regulations to any other Tenant or occupant of the Development Complex. Tenant shall not store or permit to be stored on the Leased Premises, other than within the building which is the principal building located on the Leased Premises in the case of a free-standing building or within the Leased Premises in the case where the Leased Premises is a part of a multi-tenant structure, any goods, machinery, merchandise, equipment or other property or materials unless such exterior storage is specifically provided for by rider, addendum or other amendment to this Lease and only if such exterior storage is permitted by law, ordinance, rule or regulation of all applicable governing authorities having jurisdiction over the Premises.

                                      10.
                                      ---

                           CONDITION OF THE PREMISES
                           -------------------------

     Tenant acknowledges that neither Landlord nor its agents have made any promise to repair, alter, remodel or improve the Premises or the building or any other improvement thereon, except as expressly provided in a written rider, addendum or amendment to this Lease. Tenant acknowledges neither Landlord nor its agents have made any representation or warranty with respect to the condition of the Leased Premises or the building or any other improvement thereon. Tenant's taking possession of the premises shall conclusively
          -------------------------------------------------------------
establish that the Premises and the building and other improvements located
---------------------------------------------------------------------------
thereon were, at such time, taken by Tenant "as is" and "with all faults" and
-----------------------------------------------------------------------------
Tenant hereby waives any claims which may hereinafter arise against Landlord
----------------------------------------------------------------------------
resulting from the condition of the Premises or any improvement thereon.  Except
-----------------------------------------------------------------------
as otherwise provided in this Lease, Tenant shall only maintain on the Premises such furniture, furnishings, equipment and other property as may be required to use the Premises for the purposes described herein above. LANDLORD AND TENANT EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OR MERCHANTABILITY, HABITABILITY, SUITABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER SIMILAR WARRANTY ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE OF ANY PARTY TO THIS LEASE, THE LEASED PREMISES, OR ANY AGREEMENT INCIDENT HERETO, SUCH WARRANTIES BEING EXPRESSLY DISCLAIMED BY LANDLORD, AND TENANT DOES HEREBY RELEASE, DISCHARGE AND HOLD HARMLESS LANDLORD IN CONNECTION WITH ANY CLAIM, DEMAND OR EXPENSE ARISING OUT OF OR BY VIRTUE THEREOF.

                                      11.
                                      ---

                                  MAINTENANCE
                                  -----------


11.01.   Landlord's Obligations.
         ----------------------


     (i) Landlord shall, at its sole expense, maintain the structural soundness of the roof, of the exterior walls and of the foundation of the Premises, reasonable wear and tear and events covered by the destruction provisions hereof excepted. The phrase "exterior walls" shall not include windows or glass or plate glass, doors, window mullions or gaskets, or signs; the phrase "reasonable wear and tear" shall include minor cracking in the walls or foundation caused by the elements, or otherwise, which affects neither the structural integrity nor safety of the Premises. Landlord shall not be responsible for the following:
(a) damage to the roof, exterior walls, and/or foundation resulting from the negligent act or acts, or omissions of Tenant, or Tenants employees, contractors, agents, vendors material men, suppliers, customers, invitees or concessionaires; and (b) the upkeep or repair of any air condition, heating ventilation or refrigeration systems used or required for the Premises.

     (ii) Subject to the Common Area Maintenance provisions Sections 3 and 4
(ii) hereof, Landlord shall also maintain all landscaping, exterior lighting, site concrete and paving including driveway and parking area surfaces (subject, however, to the limitations of Section B hereof), pedestrian walks and other common areas.


11.02.   Tenant's Obligations.  Tenant, at Tenant's sole cost and expense,
         --------------------
shall maintain and repair all other parts of the Premises, including but not limited to, the following items: All glass, including windows of glass or plate glass, window mullions and gaskets; doors and attached hardware; special store fronts; interior walls, cabinets, millwork, paneling and other finish work; floors and floor coverings; heating, ventilation, refrigeration and air conditioning systems and related mechanical equipment; dock boards, dock levelers, and/or dock bumpers; overhead truck doors; down spouts of roof gutters attached to exterior of Premises for damage caused by Tenant's operation; plumbing fixtures and sanitary sewers between Tenant's plumbing fixtures and the main project sanitary sewers; electrical facilities and electrical fixtures; and all other fixtures and trade fixtures. It is specifically agreed by Tenant that cleaning or policing of the driveway area immediately adjoining the dock area of the Premises shall be the responsibility of the Tenant. Tenant shall also be responsible for the cleaning and sweeping of Tenant's parking spaces as designated by Landlord pursuant to the terms of Exhibit B, Number 11. Tenant shall be responsible for disposal of its trash from the Project and will maintain adequate receptacles for such disposal, the design, placement, and capacity of such receptacles to be approved by Landlord. Outdoor storage of trash or any other material in receptacles or containers not approved by Landlord is strictly prohibited.

     Replacement and repair parts, material, equipment shall be of quality equivalent to those initially installed within the Premises; repair and maintenance work shall be done in accordance with the then existing federal, state and local laws, regulations and ordinances pertaining thereto.


11.03.   Surrender of Possession. Upon any termination of this Lease, tenant
         -----------------------
shall surrender the Premises in a condition and repair similar to their original condition and repair, reasonable wear and tear and events of destruction excepted, and shall surrender all keys for the Premises to the Landlord at the place then fixed for the payment of rent.

                                      12.
                                      ---

                              DELAY IN POSSESSION
                              -------------------

     Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefore, nor shall such failure effect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case, Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within forty-five (45) days from said Commencement Date, either party may, by written notice to the other, within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged; provided that if such written notice of Tenant is not received by Landlord within said ten (10) day period, Tenants right to cancel this Lease hereunder shall terminate and be of no further force or effect.

                                      13.
                                      ---

                                EARLY POSSESSION
                                ----------------

     If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Tenant shall pay rent for such period at the initial monthly rates set forth in Section 1. 12.

                                      14.
                                      ---

                                FORM OF PAYMENT
                                ---------------

     All payments to Landlord shall be in the United States Funds with any checks being drawn on depositories located within the United States. Landlord shall have the right at any time upon written notification by Landlord to Tenant to require all payments by Tenant to Landlord to be made in the form of cash, cashier check/or money order.

                                      15.
                                      ---

                        COMPLIANCE WITH ORDINANCES, ETC.
                        --------------------------------

     Tenant agrees to promptly comply with all ordinances, regulations, and laws of the United States, the State of Texas, Harris County, City and other governmental agencies, boards or departments applicable to Tenant's use of the Premises and all ordinances or orders imposed by the Board of Health, Sanitation and Police or Fire Department for the correction, prevention and abatement of nuisances in or upon or connected with the activities conducted by the Tenant in or upon the Premises during the term of this Lease and at all times while Tenant is in possession of the Premises.

                                      16.
                                      ---

                       ASSIGNMENT, SUB-LETTING PROHIBITED
                       ----------------------------------

     Tenant shall not assign this Lease Agreement, nor sublet the whole or any part of the Leased Premises, or transfer any interest herein created without the written consent of the Landlord first obtained, which may be unilaterally withheld in Landlord's sole discretion.

                                      17.
                                      ---

                               LANDLORD'S RIGHTS
                               -----------------

     Landlord, his agents, servants, employees, contractors or assigns, shall have the right at all reasonable times and hours to enter into and go upon the Premises to: inspect the same; exhibit the same to prospective purchasers, lenders or tenants; determine whether Tenant is complying with all of its obligations under this Lease Agreement; to post customary "For Sale",

"For Lease" and any similar type of sign; post notices of non responsibility; and make repairs or improvements in or to the Premises or building as Landlord deems necessary or proper, provided, however, that Landlord shall exercise any such rights so as to cause as little interference to Tenant as is reasonably possible. Tenant hereby waives any claim for damages for any injury or inconvenience to, or interference with Tenants business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord may have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenants vaults, safes and similar areas designated by Tenant in writing in advance), and Landlord shall have the right to use any and all means by which Landlord may deem proper to open such doors to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any such means, or otherwise, shall not under any circumstances be deemed or construed to be a forcible or unlawful entry into or a detainer of the Premises or any eviction, actual or constructive, of Tenant from any part of the Premises.

                                      18.
                                      ---

                                SALE BY LANDLORD
                                ----------------

     Landlord shall have the right to sell, transfer, or assign its interest hereunder or any part thereof without the prior consent of Tenant. After such sale, transfer, or assignment, Tenant shall attorn to such purchaser, transferee, or assignee, and Landlord shall be released of all obligations hereunder after the effective date of such sale, transfer, or assignment.

                                      19.
                                      ---

                             ESTOPPEL CERTIFICATES
                             ---------------------

     Tenant agrees within fifteen (15) days following request by Landlord to execute and deliver to Landlord any documents (including an estoppel certificate) (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (b) acknowledging that there are no, to Tenant's knowledge, accrued defaults on the part of the Landlord hereunder, or so specifying such defaults, if any, are claimed, evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by a deed of trust of mortgage covering the premises or a purchaser of the Premises from Landlord, and (c) to deliver to Landlord current financial statements of Tenant (with an opinion by a certified public accountant, if available), including a balance sheet and a profit and loss statement for at least two (2) years, all prepared in accordance with generally accepted accounting principles consistently applied. Tenant's failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect,, without modification except as may be represented by Landlord, (ii) that to Tenant's knowledge, there are no uncured defaults in Landlord's performance, and (iii) that no rent has been paid in advance except as set forth in this lease.

                                      20.
                                      ---

                                ATTORNEYS' FEES
                                ---------------

     In the event Tenant shall default under the terms of the Lease Agreement, and shall remain in default for a period of five (5) days after the date due, and such rent or other sum of money is placed in the hands of an attorney for collection is collected through suits, bankruptcy or other judicial proceeding, then Tenant agrees to pay to Landlord all reasonable attorney's fees and costs incurred by Landlord due to such nonpayment in a sum not less than fifteen percent (15%) of the amount of rent or other sums of money then owed by Tenant to Landlord as attorney's fees. The mere placing of any past due rents or other past due sums of money in the hands of an attorney for collection, shall obligate the Tenant to pay such attorney's fees, and it shall not be necessary that same be collected through any suit or other judicial proceedings. Should Tenant remain in possession of the Premises past the term of this Lease after request to vacate by Landlord, Tenant agrees to pay Landlord's reasonable attorney's fees.

                                      21.
                                      ---

                             DEFAULTS AND REMEDIES
                             ---------------------


21.01   Events of Default:
        -----------------

        The occurrence of any of the following shall constitute a material default and breach of this Lease of Tenant.


        (i) Failure to pay rent as such term is defined in Paragraph 2 when due.

        (ii) Abandonment and vacation of the Premises. Failure to occupy and operate Tenant's business at the Premises for ten (10) consecutive days and/or for a sufficient period of time as determined by Landlord shall be deemed an abandonment and vacation of the Premises.

        (iii) Failure to perform any other provisions of this Lease if the failure to perform is not cured within (10) days after written notice has been given to Tenant If the default cannot reasonably be cured within ten (10) days, Tenant shall not be in default of the Lease if Tenant commences to cure the default within the ten (10) day period and diligently and in good faith continues to cure the default to completion.

        (iv) The making by Tenant of any general assignment for the benefit of creditors, the filing by or against Tenant of a petition under any federal or state bankruptcy or insolvency laws (unless, in the case of petition filed against Tenant, the same is dismissed within thirty (30) days after filing); the appointment of a Trustee or Receiver to take possession or substantially all of Tenant's assets at the Premises or Tenant's interest in this Lease or the Premises , when possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other seizure of substantially all of Tenant's assets located at the Premises or Tenants interest in this Lease or the Premises, if such seizure is not discharged within thirty (30) days.

21.02.  Notices:
        -------

        Notices given under this Paragraph shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable time period, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.

        Any notice, request, approval, consent or other communication required or contemplated by this Lease must be in writing, and may, unless otherwise in this Lease expressly provided, be given or served by depositing the same in the United States Postal Service, post-paid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to such party (or, in the case of a corporate party, to an officer of such party), or by prepaid telegram, when appropriate, addressed to the party to be notified.


21.03.  Landlord's Remedies:
        -------------------

        Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; however, they are cumulative and in addition to any remedies now or later allowed by law or in equity.


        (i) Landlord's Election to continue the Lease, in Full Force and Effect:
Landlord can continue this Lease in full force and effect, and the Lease will continue in effect, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet it, or any part of it, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and the costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Paragraph, subparagraph C(i) shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this Lease. If Landlord elects to relet the Premises as provided in this Paragraph, subparagraph C(i), rent that Landlord receives from reletting shall be applied in the following order of priority: (a) to any indebtedness from Tenant to Landlord other than rent due from Tenant; (b) to all costs, including those for maintenance, incurred by Landlord in reletting; and (c) to rent due and unpaid under this Lease. After deducting the payments referred to in this Paragraph, subparagraph C(i) any sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease the rent received from the reletting is less than the rent due on' that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all costs Landlord incurred in reletting that remain after applying the rent received from the reletting as provided in this Paragraph, subparagraph C(i).

     (ii) Landlord's Election to Terminate: Landlord can terminate this Lease Agreement. No act by Landlord or other than giving express written notice of Landlord's election to terminate the Lease to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant the sum of the following:


        (a) The excess, if any, of (1) the present value of all amounts which would have become due under this Lease for the remainder of the Term, over (2) the present value of any net amounts which Tenant establishes Landlord may not reasonably expect to recover by reletting the Premises for the remainder of the Term, taking into consideration the cost of such reletting, including remodeling, the availability of acceptable Tenants and other market conditions affecting leasing. Such present value shall be calculated at a discount rate which is the lesser of (i) the maximum rate allowed by law, or (ii) the rate commonly called the prime or base rate announced by Texas Commerce Bank, N.A. (or its successor, but if there is not a successor which announces a prime or base rate, then by a national bank selected by Landlord) at the time of such termination.

        (b) All legal expenses, including attorneys' fees, experts' fees, witness fees, court costs, and other costs incurred in preparation of any litigation or consultations with counsel, incurred by Landlord in affecting re-entry or repossession of the Premises and in prosecuting any related action against Tenant;

        (c) All costs incurred by Landlord in restoring the Premises to good order and condition;

        (d) All costs incurred by Landlord in altering or preparing the Premises for reletting;

        (e) All commissions incurred by Landlord in reletting the Premises;
and

        (f) Any other amount, and court costs necessary to compensate Landlord for all detriment proximately caused by Tenant's default.


     (iii) Appointment of Receiver: If Tenant is in default of this Lease, Landlord shall have the right to have a Receiver appointed to collect rent and conduct Tenants business. Neither the filing of a petition for the appointment of a Receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

     (iv) Right to Regain Possession: Landlord may enter upon and take possession of the Premises, by picking, altering or changing of the locks, if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or a part of the Premises without being liable for any claim for damages, and relet the Premises on behalf of Tenant and receive directly the rent by reason of such reletting. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant and no such alteration of locks or other security devices and no removal or exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting after default to the aforesaid exercise of dominion over Tenants property within the Premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived as are all claims for damages by reason of any distress warrant, forcible detainer proceeding, sequestration proceeding or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity of any legal proceedings as Landlord may elect and Landlord shall not be liable in trespass or otherwise, Landlord shall have no duty to give a key to the Leased Premises to Tenant except and until the default and payments due by Tenant by reason thereof have been fully satisfied.

     In the event that Landlord shall have taken possession of the Premises pursuant to authority granted herein. then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the Premises including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any Lessor thereof or third party having a lien thereof. Landlord shall also have the right to remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of the furniture, fixtures, equipment, records and other properties located thereon and to place same in storage at the Premises within the county in which the Premises is located and in such event Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or a portion of the furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property without the necessity on the part of Landlord to inquire into the authenticity of said instruments copy of Tenant's or Tenants predecessor's signature thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which the Claimant purports to act; and Tenant agrees to indemnify and hold harmless Landlord from all costs, expenses, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property of Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereinafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable. If, after the payment of all amounts due claimant by Tenant, there remains any movable equipment, furniture and/or personal property of Tenant which is not removed by Tenant before the expiration of such time period, then the parties agree that such property shall be in all things conclusively determined and established to be abandoned by Tenant in favor of Landlord and shall at once become the property of Landlord upon such abandonment. In no event will Landlord be responsible for the removal, custody or disposition for such abandoned property of Tenant or, in any way, be held liable for conversion or any action in relation to the removal, retention and disposition of such personal property, all such claims of Tenant being waived by Tenant herein, and Landlord will be free to dispose of such property in its sole and absolute discretion under the terms and conditions acceptable to it.

     (v) Landlord's Right to Cure Tenant's Default: Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord, at any time by reason of Tenants default, pays any sum or does any act that requires the payment of any sum, the sum paid by the Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date, shall bear interest at the maximum legal rate an individual is permitted by law to charge from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be additional rent.

     (vi) Interest on Unpaid Rent: Rent not paid when due shall bear interest from the date due until paid at the highest legal rate of interest per annum.

     (vii) Late Charge: Tenant acknowledges that late payment by Tenant to Landlord of' rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, Processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrances not secured by an encumbrance covering the Premises. Therefore, if any installment of rent due from Tenant is not received by Landlord within five (5) days of when due, or any check tendered to Landlord by Tenant is returned to Landlord as uncollectible, Tenant shall pay to Landlord the applicable charges set forth in Section 1.13, hereof. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment of Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord.


     (viii) Non-Waiver: No covenant, term or condition or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition of this Lease. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition of the Lease unless otherwise expressly agreed to by Landlord in writing. No payment by Tenant or receipt by Landlord of a lesser amount than the minimum monthly rent or any other amount payable by Tenant and defined as "rent" in Paragraph 2, shall be deemed to be other than on account of the earliest outstanding installment of any such stipulated amount due. No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of any outstanding amounts then due and payable or past due and in arrears under this Lease and without prejudice to any other remedy provided in this Lease. Nothing in this Paragraph shall be deemed to affect Landlord's rights to indemnification and other rights provided under this Lease arising out of any act, omission, event or occurrence which took place prior to the termination of the Lease whether a claim relating to such acts, omissions, events or occurrences is made before or after the date of termination of this Lease. The delivery of keys to any employee of landlord or its agents or employees shall not operate as a termination of this Lease or a surrender of the Premises.

     (ix) Right of Redemption: Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law in the event of Tenant's eviction or dispossession pursuant to any default under this Lease or in the event of Landlord's obtaining possession of the Premises by reason of Tenant's violation of any of the covenants, conditions or agreements contained herein.

                                      22.
                                      ---

                                 EMINENT DOMAIN
                                 --------------


22.01   Total Taking:  In the event of a taking of the Premises or
        ------------
damage related to the exercise of the power of eminent domain by any agency, authority, public utility, person, or corporation or entity empowered to condemn property ("Taking") of the entire Premises or so much thereof as to prevent or substantially impair their use by Tenant during Lease term; (i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the Premises shall cease and terminate as of the date upon which title to the Premises, or a portion thereof, passes to and vests in the condemnor or the effective date of any order for possession if issued prior to the date title vests in the condemnor ("Date of Taking"); (ii) Landlord shall refund to Tenant any prepaid rent; (iii) Tenant shall pay to Landlord any rent or charges due Landlord under the Lease, each pro rated as of the Date of Taking; (iv) Tenant shall receive from the Award those portions of the Award attributable to relocation of Tenant and trade fixtures, equipment, and furniture of Tenant, and (v) the remainder of the Award shall be paid to and be the property of Landlord.

22.02   Partial Taking:  In the event of Taking on only a part of
        --------------
the Premises which does not constitute a "Total Taking" during the Lease term;
(i) the rights of Tenant under the Lease and the leasehold estate of Tenant in and to the portion of the Premises taken shall cease and terminate as of the Date of Taking; (ii) from and after the Date of Taking, the Total Monthly Rent shall be the product obtained by multiplying (a) the Total Monthly Rent by (b) the quotient obtained by dividing the total square feet of the Premises remaining after the taking by the total square feet of the premises prior to the taking; (iii) Tenant shall receive from the Award those portions of the Award attributable to improvements to the Premises made and paid for by Tenant and trade fixtures, equipment, and furniture of Tenant; and (iv) the remainder of the Award shall be paid to and be the property of Landlord. Landlord, from his portion of the Award, shall restore the remainder of the Premises, as nearly as possible, to one architectural unit.

                                      23.
                                      ---

                                INDEMNIFICATION
                                ---------------

     Tenant agrees to indemnify, hold harmless and protect Landlord and its
     ----------------------------------------------------------------------
partners, directors, officers, agents and employees, successors and assigns,
---------------------------------------------------------------------------
from any loss, cost, damage, liability or expense (including, without
---------------------------------------------------------------------
limitation, attorneys' fees and legal costs) arising out of or related to any
-----------------------------------------------------------------------------
claim, suit or judgment brought by or in favor of any person(s) or entity(ies)
-----------------------------------------------------------------------------
for damage, loss or expense (including, without limitation, bodily injury,
-------------------------------------------------------------------------
including death or Property damage) which is occasioned by or in any way
------------------------------------------------------------------------
attributable to or arising out of (in whole or in part) the use or occupancy of
-------------------------------------------------------------------------------
the Premises or the negligent acts or omissions or gross negligence of Tenant
-----------------------------------------------------------------------------
and/or Landlord or its employees, agents, customers, servants or invitees or the
--------------------------------------------------------------------------------
breach or default by Tenant of any of its obligations under this Lease. However,
--------------------------------------------------------------------------------
Tenant shall not be responsible for damage, loss or expense solely caused by the
--------------------------------------------------------------------------------
sole negligence or willful misconduct of Landlord or its agents or employees.
----------------------------------------------------------------------------
Tenants obligations under this Paragraph shall expressly survive the termination
--------------------------------------------------------------------------------
of this Lease. Landlord shall not be liable for, and is released by Tenant with
-------------------------------------------------------------------------------
respect to any damage, loss or expense occurring on or about the Premises during
--------------------------------------------------------------------------------
the Lease term unless solely caused by the sole negligence or willful misconduct
--------------------------------------------------------------------------------
of Landlord or its agents, employees or assigns. The limits of any insurance
----------------------------------------------------------------------------
required to be maintained by Landlord or Tenant, as provides in this Lease shall
--------------------------------------------------------------------------------
not be deemed to limit Tenants obligations under this Paragraph or under any
----------------------------------------------------------------------------
other provisions of this Lease. Neither Landlord nor its agents, employees or
-----------------------------------------------------------------------------
assigns shall be liable for any damage to Property or injury or death to any
----------------------------------------------------------------------------
person resulting in whole or in part from theft, malicious mischief, vandalism,
------------------------------------------------------------------------------
intentional act of any third Party, fire, earthquake or earth movement,
----------------------------------------------------------------------
explosion, falling glass or other materials, steam, gas, electricity, water or
------------------------------------------------------------------------------
rain which may leak from any part of the building or other improvements forming
-------------------------------------------------------------------------------
a part of the Premises or of which the Premises is a part or from the pipes,
---------------------------------------------------------------------------
appliances or plumbing works therein, or from the roof, street, or subsurface
-----------------------------------------------------------------------------
thereof or from any other Place or resulting from dampness or any other cause
-----------------------------------------------------------------------------
whatsoever, unless caused solely by or due to the sole negligence or willful
----------------------------------------------------------------------------
misconduct of Landlord, its agents, employees or assigns. Landlord or its
-------------------------------------------------------------------------
agents, employees or assigns shall not be liable for interference with light or
-------------------------------------------------------------------------------
other incorporeal hereditaments or any way responsible for providing or
-----------------------------------------------------------------------
maintaining security to or for the Development complex, Leased Premises, Tenant,
-------------------------------------------------------------------------------
its agents, employees, visitors, guests, invitees for any person in connection
------------------------------------------------------------------------------
with the use of the Leased Premises by Tenant. Landlord shall not be liable for
-------------------------------------------------------------------------------
any latent defect in the Leased Premises or the building or other improvements
------------------------------------------------------------------------------
forming a part thereof or of which the Leased Premises is a part. Tenant shall
------------------------------------------------------------------------------
give prompt notice to Landlord in case of fire or accidents in the Premises or
------------------------------------------------------------------------------
the building or of defects therein or in the fixtures or equipment related
--------------------------------------------------------------------------
thereto.
-------

                                      24.
                                      ---

                             DESTRUCTION OF PREMISE
                             ----------------------

     Should the premises be damaged or destroyed by fire, explosion, wind storm, water or other casualty or combination thereof during the term of this Lease, to the extent that it is impracticable for Tenant to operate its business from the Premises, Landlord shall, at Landlord's option exercisable by written notice to Tenant within thirty (30) days after such damage or destruction, either terminate this Lease effective as of the date of such damage or destruction, or Landlord may proceed to repair and rebuild the damaged or destroyed premises upon substantially the same plan as existed immediately prior to such damage or destruction, provided, however, in any event, Landlord shall not be required to initiate any such repair until receipt of insurance proceeds covering such damages nor shall Landlord be obligated to expend any funds in excess of such insurance proceeds in completing such restoration. In the event that the business of Tenant is materially impaired due to such damage, the monthly rentals payable hereunder shall be proportionately abated to the extent that the Premises are not usable from the occurrence of such damage until the premises have been put in substantially complete repair. Tenant shall not be entitled to compensation from Landlord for any damages on account of inconvenience, annoyance or loss of business during any period of repair or reconstruction. IN NO EVENT SHALL LANDLORD BE RESPONSIBLE FOR ANY CONSEQUENTIAL DAMAGES.

                                      25.
                                      ---

                           TENANT NOT TO CREATE LIENS
                           --------------------------

     Tenant shall not have the power to commit any act or make any contract that may create or be the foundation of any lien upon the present or other estate of the Leasehold and Premises, or upon any of the buildings or improvements thereon; and should any such lien be created or filed, Tenant, at its own cost and expense, shall liquidate and discharge same in full within ten (10) days after filing thereof, and should Tenant fail to discharge same, that shall constitute a breach of Tenant's covenant herein.

                                      26.
                                      ---

                                  HOLDING OVER
                                  ------------

     In the event the Tenant shall hold over the Premises with the consent of Landlord after the expiration or termination of the primary or extended term of this Lease, such holding over shall not be deemed to operate as or constitute an extension or renewal of this Lease, but the Tenant so holding over shall be deemed to be Tenant from month-to-month during such holdover period at a holdover rental rate of one hundred fifty percent (150%) of rent last charged hereunder prior to the beginning of such holdover period, which month-to-month tenancy may be terminated at the end of any month by Landlord or Tenant upon (4) weeks' advance written notice of the intent to vacate prior to the expiration of the lease or any extension thereof. Neither the giving of such notice to vacate nor the acceptance of such notice or holdover period shall in any way waive any rights of Landlord herein or be deemed a consent by Landlord to holdover.

                                      27.
                                      ---

                                LANDLORD'S LIEN
                                ---------------

     Subject to any applicable state and federal laws, in addition to the statutory Landlord's lien, Landlord shall have, at all times, a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant agreement or condition captained herein, upon al goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant present of which may hereinafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom, with the consent of Landlord until all arrearages in rent as well as any and all other sums of money due to Landlord hereunder shall first have been paid and discharged and all the covenant agreement, and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, to the extent allowed by law, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale, the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given at least five (5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding, and selling of the property (including reasonable attorney's fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and delivery to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. Tenant does hereby appoint Landlord its attorney-in-fact to execute in Tenants name and in its place and stead any instrument necessary to effectuate the terms of this Landlord's Lien including any Financing Statement in connection therewith. The statutory lien for rent is not hereby waived, the security interest herein granted being in addition and supplementary thereto.

                                      28.
                                      ---

                                      TIME
                                      ----

     Time for performance of all obligations of Tenant hereunder is of the essence.

                                      29.
                                      ---

                                    INTEREST
                                    --------

     Except as expressly provided herein, any sums due Landlord from Tenant not paid or due, shall accrue interest from the date due until paid at the highest legal rate of interest per annum. Payment of such interest shall not excuse or cure any default of Tenant under this Lease. Interest shall not be payable on any late charges incurred by Tenant.

                                      30.
                                      ---

                    OSHA STATEMENT AND COMPLIANCE WITH LAWS
                    ---------------------------------------

     Landlord agrees that, in connection with the initial construction of the building and the Premises, it will comply with all federal, state, and local laws, rules and regulations applicable thereto. If thereafter, structural and other changes are necessary in the Premises as a result of change in such laws, Landlord shall make such changes at Tenants expense. Further, notwithstanding anything to the contrary contained above, it should be Tenant's exclusive responsibility to comply, and Tenant agrees to comply at all times with all federal, state and local laws, rules and regulations, including without limitation those promulgated by the U.S. Occupational Safety and Health Administration and the entity responsible for administration of the American With Disabilities Act, with respect to Tenants use and occupancy of the Premises.

                                      31.
                                      ---

                                  SEVERABILITY
                                  ------------

     If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of the Lease shall be valid and enforced to the fullest extent permitted by law.

                                      32.
                                      ---

                               PERSONAL PRONOUNS
                               -----------------

     All personal pronouns used in this Lease shall include the other genders, whether used in the masculine, feminine or neuter gender, and the singular shall include the plural (and vice versa) whenever and as often as may be appropriate.

                                      33.
                                      ---

                              CONFLICT OF INTEREST
                              --------------------

     Landlord represents and warrants that no officer, employee, or agent of the Tenant has been or will be employed, retained, or will receive any personal compensation or consideration by or from the Landlord or any of Landlord's employees or agents in connection with the obtaining, arranging, or negotiation of the agreement or with other documents or agreements entered into or executed in connection herewith.

                                      34.
                                      ---

                                BINDING ON HEIRS
                                ----------------

     The agreement, conditions, covenants, and terms herein contained shall, in every case, apply to be binding upon and inure to the benefit of the respective parties hereto, their heirs, executors, administrators, successors and assigns, with the same force and effect as is specifically mentioned in each instance where a party hereto is named, provided, however, that no assignment or under-letting by Tenant in violation of the provisions of this Lease shall vest in any such assignee or under-tenant any right or title in or to the leasehold estate hereby created.

                                      35.
                                      ---

                            ENVIRONMENTAL PROTECTION
                            ------------------------

     Tenant further agrees not to utilize, in any manner, any chemical, water product, "hazardous substance" as that term is defined under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 and any amendments thereto or any other material for which notification, permitted or regulation is required for use, storage or disposal by any federal statute or regulation or any statute or regulation of the State of Texas or its political subdivisions (hereinafter collectively referred to as "substance"), without complete written notice to Landlord, prior to such substance being brought into the Leased Premises, including the common and recognized chemical names of such substance, the amount of such substance to be used or utilized and the delivery to Landlord of copies of the material safety data sheets relative to any such substance. Further, such substance shall not be brought upon the Leased Premises without the prior written permission of Landlord for such use, storage, disposal or utilization which consent may be unilaterally withheld at the sole discretion of the Landlord. Tenant further agrees not to permit or cause the abandonment or disposal of any substance as previously defined herein on or at the Leased Premises whether on or under the ground, floor or other portions of the Leased Premises. Tenant further agrees to comply with all laws, ordinances, regulations, directives and requirements of all governmental authorities heretofore described with respect to the use, storage, existence and/or disposal of such substance and shall not permit anything to be done on the Leased Premises or the property to which this Lease relates in violation thereof.

     Tenant further agrees to indemnify and hold harmless the Landlord for any and all costs, damages, fines, response costs, clean-up costs or any other sums, including, without limitation, legal fees and investigative expenses to which Landlord may be subject on account of any activity of the Tenant on or at the Leased Premises caused, in whole or in part by the utilization, abandonment, disposal, use and/or existence of any substance during the term of this Lease Agreement or arising, beginning or continuing during the term of this Lease Agreement. This obligation of the Tenant shall survive the lease term and be a continuing and on-going indemnity agreement between Tenant and Landlord.

                                      36.
                                      ---

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     This Lease Agreement shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant, Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by Landlord.

     Except as expressly provided herein, the Lease Agreement and the obligations of Landlord and Tenant shall Bind and benefit the successors and assigns of each of the parties.

     This Lease Agreement shall be governed by and construed in accordance with the laws of the State of Texas, performable in the county in which the Premises are located.

     Each covenant, agreement, obligation or other provision of this Lease Agreement to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any other provision of the Lease Agreement.

     The submission of this Lease Agreement to Tenant or its broker or other agent, does not constitute an offer to Tenant to lease the Leased Premises. The instrument shall have no force and effect until it is executed and delivered by Tenant to Landlord and executed by Landlord.

                                      37.
                                      ---

                                ENTIRE AGREEMENT
                                ----------------

     This Agreement sets out the entire agreement between the parties hereto and it is expressly agreed and understood that any prior agreement or representation, made by or on behalf of either or any of the parries hereto which are not expressly incorporated and set out in this instrument, are hereby expressly waived and shall not be actionable or form the basis for any claim, demand or cause of action, either at law or in equity.

     EXECUTED in duplicate originals dated the date first above written.

LANDLORD REPRESENTATIVE:                TENANT:  HIGGINBOTHAM
                                                 AUDIO/VISUAL SOLUTIONS
GUARDIAN MANAGEMENT CO.

                                                Bob Higginbotham
                                                -------------------------------
                                                Print Name

BY: /s/ COLEENE R. DEHOOS                       BY: /s/ BOB HIGGINBOTHAM
    ------------------------------------        -------------------------------
                                                Signature
     P.O. Box 691784
     Houston, Texas  77269
     (713) 955-1144

UTILITIES ARE TO BE CHANGED INTO TENANT'S NAME BY MOVE-IN DATE
--------------------------------------------------------------

     Houston Lighting & Power       (713) 207-7777
     ------------------------

     City of Houston Water          (713) 226-5444
     ---------------------
     4200 Leland
     Houston, Texas  77023

                                    GUARANTY
                                    --------

     To induce Lessor to enter into this Lease Agreement with Lessee, I/we, the undersigned "Guarantor" agree to guaranty the obligation of Lessee, including without limitation, the payment, when due, of rentals to Lessor. I agree that my/our liability under this guaranty is joint and several and shall be binding on me, my heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lessor, its personal representatives, successors and assigns.

     Signed this 2nd day of February, 1998, in Houston, Texas.

Individual "Guarantor" Signature:       /s/ BOB HIGGINBOTHAM
                                        ------------------------------------

Type Name:                              Bob Higginbotham
                                        ------------------------------------

Address:                                2126 Vanco Dr., Irving, TX
                                        ------------------------------------

Telephone Number:                       972-554-0451
                                        ------------------------------------

Corporate "Guarantor":
                                        ------------------------------------

                                        By:
                                            --------------------------------
                                                                       Title

Address:
                                        ------------------------------------

Telephone Number
                                        ------------------------------------


(Attach Sealed Corporate Resolution)



(Individual and Corporate Acknowledgments)

                                   ADDENDUM A

     This Addendum is subject to and upon the terms and conditions set forth in the Commercial Lease Agreement dated February 9, 1998, between HIGGINBOTHAM AUDIO/VISUAL SOLUTIONS, "Tenant", and IVEST, INC., "Landlord". The lease term commences on March 1, 1998, and ends at midnight on August 31, 1999, for the lease space at 8825 Solon Road, Suite E-8, Houston, Texas 77064.

     Tenant and Landlord agree to the following additional provisions:

     1 Landlord will prepare the unit for Tenant's use to included painting the walls, replace all carpet with new carpet. Replace cove base.

     2. Landlord will service the HVAC system, plumbing, electrical work and other mechanical systems.

     3. Landlord will warranty the HVAC system, plumbing, electrical work, and other mechanical systems for thirty days.

     4.  Clean damaged window tinting from front door.

TENANT: HIGGINBOTHAM AUDIO/VISUAL SOLUTIONS

BY: /s/ BOB HIGGINBOTHAM
    -----------------------------------

TITLE: President
       --------------------------------

LANDLORD:  IVEST, INC.

BY: /s/ COLEENE R. DEHOOS
    -----------------------------------

TITLE: Office Manager
       --------------------------------

                                   EXHIBIT A

                         (LOCATION OF LEASED PREMISES)

                                  EXHIBIT A-1


                           8825 Solon Road, Suite E8
                           Houston, TX 77064
                           1685 Square Feet

                                   EXHIBIT B

                             RULES AND REGULATIONS

     The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable nondiscriminatory modifications and additions hereto. In the case of the any conflict between these regulations and the Lease, the Lease shall be controlling.

     1. Landlord will furnish tenant with two keys free of charge. Landlord may make reasonable charge for any additional keys. Tenant will not alter any lock or install a new or additional lock or any bolt on any door of the premises without the prior written consent of landlord; tenant will furnish landlord with a key for each of those locks. Tenant, upon the termination of its tenancy, will deliver to landlord all keys to doors in the complex that have been furnished to Tenant.

     2. If Landlord provides a sign or directory board in the Complex, all entries on said directory will be approved by Landlord prior to manufacture and each tenant shall be billed and pay for such service.

     3. Tenant will refer all contractors, contractor's representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the complex including installation of telephones, telegraph equipment, electrical devices and attachments, and installments of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment of any other physical portion of the complex, Tenant shall be responsible for all costs and expenses incurred by Landlord hereunder including management and administrative charges and shall provide advance deposits to cure costs as estimated by Landlord subject to reconciliation to actual cost when determined, together with all assurance, funds and information as required by Landlord.

     4. Tenant shall not place, install or operate on the Leased Premises or in any part of the Complex, any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about premises any explosives, gasoline, kerosene, oil, acids, caustics or any other inflammable, explosive, or hazardous material without the prior written consent of Landlord. Tenant shall not use any method of heating other than that supplied by Landlord.

     5. Landlord will not be responsible for lost or stolen personal property, equipment, money, or jewelry regardless of whether such loss occurs when the Complex is locked against entry or not.

     6. No birds, reptiles, insects, or animals shall be brought into or kept in or about the Complex.

     7. Employees of Landlord shall not receive or carry messages for or to Tenant or other persons, nor contract with or render free or paid services to Tenant or Tenant's agents, employees, or invitees.

     8. Landlord will not permit entrance to the Leased Premises by use of pass keys controlled by Landlord, to any person at any time without written permission by Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

     9. None of the entries, passages, doors, elevators, elevator doors, hallways, or stairways shall be blocked or obstructed or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, nor shall such areas be used at any time except for ingress by Tenant, Tenant's agents, employees, or invitees.

     10. Tenant and its employees, agents and invitees shall observe and comply with the driving and parking signs and markers on the Property. Landlord reserves the right to change from time to time the parking and movement of all vehicles on the parking lot and driveway and to designate when necessary the allocation of all or a portion of all of the parking spaces. There will be no overnight parking. All unauthorized vehicles (those not working or without license) will be towed at owner's expense. Lessee shall at all times during the Lease Term (defined above), lease parking rights for 2 cars. Lessee, its employees and all persons using the drive and parking areas do so at their own risk and Lessor shall not be responsible for, or in any way have any obligation or liability for, any damage, loss, theft or injury to any vehicle or other equipment, any contents thereof or any other personal property, or the death or injury to any person while located in or entering or exiting any portion of the drive and parking areas.

     IN NO EVENT SHALL TENANT, ITS EMPLOYEES VISITORS, CONTRACTORS, SUBCONTRACTORS, OR OTHER PERSONS KNOWN TO TENANT, BE PERMITTED TO LEAVE AUTOMOBILES, EQUIPMENT, MACHINERY, BOATS, MOTORCYCLES, OR ANY OTHER TYPES OF VEHICLES, PARKED OUTSIDE THE LEASED PREMISES, OR ON THE PREMISES OF THE DEVELOPMENT PROJECT, FOR A PERIOD OF MORE THAN 24 HOURS, WITHOUT PRIOR PERMISSION FROM LANDLORD.

     ANY VEHICLES WHICH ARE LEFT ON THE LEASED PREMISES MORE THAT TWENTY FOUR HOURS WITHOUT LANDLORD'S PERMISSION, WILL BE TOWED AWAY AT OWNER'S EXPENSE.

     11. Landlord shall have the right to prescribe the weight and position of safes, computers and, without limitation, other heavy items which shall, in all cases, in order to distribute their weight, stand on supporting devices approved by Landlord and Landlord shall have the absolute right to proscribe any item which could damage the Leased Premises, or the

Complex or which creates any dangerous condition. All damage done to the Complex by placing in or taking out any property of Tenant shall be repaired promptly at the expense of Tenant.

     12. Landlord reserves the right to name the Complex and to change the name or street address of the Complex and to install and maintain a sign or signs on the exterior or interior of the Complex.

     13. Should Tenant require telegraphic, telephonic, enunciator or other communication services, Landlord shall direct where and how wires are to be introduced and placed and none shall be introduced or placed except if and as Landlord shall direct and approve in writing.

     14. Without Landlord's prior written approval, Tenant shall not install any radio or television antenna, loudspeaker, music system or other device on the roof or exterior walls of the Complex or on common walls with adjacent tenants.

     15. Tenant shall store all its trash, waste, and garbage within its Leased Premises. No material shall be placed in the trash receptacles, or drainage, or plumbing system, if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash, waste, and garbage and without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entry ways and elevators or other means provided for such purposes and at such times as Landlord shall designate.

     16. No vending machines shall be permitted or installed in the Leased Premises without the proper written consent of Landlord.

     17. Landlord reserves the right to prohibit personal goods and services vendors from access to the Complex except upon such reasonable terms and conditions, including but not limited to the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Complex, the preservation of good order therein, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Complex. The Term "personal goods or services vendors" means persons who periodically enter the Complex of which the Leased Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoe shining services. Canvassing, soliciting and peddling in the Complex are prohibited and Tenant shall cooperate to prevent the same.

     18. The sidewalks, and passages, shall not be obstructed by any Tenant or used by it for any purpose other than for ingress to and egress from their respective premises. The passages, entrances, and roof are not for the use of the general public, and Landlord shall in all cases retain right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Complex and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities except that no tenant and no employees or invitees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

     19. The sashes, sash doors, windows, glass lights, and any lights or sky lights that reflect or admit light into the halls or other places of the Complex shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees, or invitees, shall have caused it. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the window.

     20. No sign, advertisement or notice visible from the exterior of the Leased Premises or Building shall be inscribed, painted or affixed by Tenant on any part of the Building or the Leased Premises without the prior written consent of Landlord. If Landlord shall have given such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every sign, advertisement or notice as the case may be, so consented to by Landlord. Landlord will provide for uniform signage in the public corridors or on corridor doors and entrances to the Leased Premises, such signs to be contracted for by Landlord for Tenant at a rate fixed by Landlord from time to time and Tenant will be billed and pay for such service accordingly in advance.

     21. In order to maintain the outward professional appearance of the Complex, all window coverings to be installed at the Leased Premises shall be subject to Landlord's prior approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung, in or used in connection with any window or door of the Leased Premises, or the manner of such use, of such curtain, blind, shade or screen such item or use shall be forthwith discontinued by Tenant. No awning shall be permitted on any part of the Leased Premises.

     22. If Leased Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of Leased Premises by Tenant, its agents, servants, employees, contractors, invitees or licensees, Tenant, shall forthwith at Tenant's expense cause the same to be fumigated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

     23. No Tenant shall sweep or throw or permit to be swept or thrown from the Leased Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Complex, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations or interfere in any way with other tenants. Smoking or carrying lighted cigars or cigarettes in the elevators of the Complex is prohibited.

     24. No cooking shall be done or permitted by Tenant in the Leased Premises, nor shall the Complex be used for lodging.

     25. No Tenant shall lay linoleum or other floor covering so that the same shall be affixed to the floor of the Leased Premises in any manner except by a paste, or other material which may easily be removed with water; the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other floor covering to the floor, including the method of affixing carpets or rugs in the Leased Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents clerks, employees or invitees, the damage shall have been caused.

     26. In case of invasion, mob, riot, public excitement, or other commotion, Landlord, reserves the right, but shall not be obligated to prevent access to the Complex or Building during the continuance of the same by closing the doors or gates or otherwise, for the safety of the Tenants and protection of property in the Complex.

     27. Tenant shall see that the windows and doors of the Leased Premises are closed and securely locked before leaving the Complex and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and Tenant shall make good all injuries sustained by other Tenant or occupants of the Complex or Landlord by reason of any default or carelessness of Tenant, its employees, or invitees.

     28. Tenant shall not use the name of the Complex for any purpose other than as the address of the business to be conducted by Tenant in the Leased premises, nor shall Tenant use any picture of the Complex in its advertising, stationery or in any other manner without the proper written Permission of Landlord. Regardless of Landlord granting such consent, Landlord expressly reserves the right at anytime to change said name or structure without in any manner being liable to Tenant therefor.

     29. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked class 2A fire extinguisher next to any duplicating or photocopying machine or other heat producing equipment, which may or may not contain combustible material, or for each 3000 square feet of floor area in the Leased Premises. The fire extinguisher must be serviced annually.

     30. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend in whole or in part, the terms, covenants, agreements and conditions of any lease covering the Leased Premises in the Complex.